UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

Dun & Bradstreet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-39361	83-2008699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	DNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

Credit Facility Amendment

On January 27, 2021, The Dun & Bradstreet Corporation (the “D&B Corporation”), an indirect subsidiary of Dun & Bradstreet Holdings, Inc. (the “Company”), entered into an Amendment No. 4 (the “Fourth Amendment”) to its credit agreement, dated February 8, 2019 (the “Credit Agreement”), by and among D&B Corporation, Star Intermediate III, LLC (“Star Intermediate III”), an indirect subsidiary of the Company and the holding company of the D&B Corporation, the other subsidiaries of the D&B Corporation party thereto as guarantors, the institutions party thereto as lenders and Bank of America, N.A., as administrative agent.

The Fourth Amendment amended the Credit Agreement to, among other things, (A) reduce the applicable margin for the term loan facility by 0.50% overall, resulting in a margin spread of LIBOR plus 3.25% per annum or the applicable base rate plus 2.25% per annum and (B) establish a 0.25% stepdown in the applicable margin so long as the D&B Corporation maintains a rating of at least B+ from Standard & Poor’s Investors Ratings Services and at least B1 from Moody’s Investors Service.

The Company did not incur additional debt or receive any proceeds in connection with the Fourth Amendment.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Amendment No. 4 to the Credit Agreement by and among D&B Corporation, Star Intermediate III, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUN & BRADSTREET HOLDINGS, INC.

Date: January 28, 2021	By:	/s/ Joe A. Reinhardt, III
Joe A. Reinhardt, III
Chief Legal Officer

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